Exhibit 99.1

FROM AI TO INFRASTRUCTURE : EXPANDING THE EDGE DUOS TECHNOLOGIES GROUP, INC. | NASDAQ: DUOT INVESTOR PRESENTATION OCTOBER 2025 © 2025 - ALL RIGHTS RESERVED |

SAFE HARBOR STATEMENT This presentation, as well as other written or oral statements made from time to time, includes “forward - looking statements” . Forward - looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and future results of operations, business strategy and plans and objectives of management for future operations . This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties or us . Industry publications and third - party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information . All of the market data used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . While we believe these industry publications and third - party research, surveys and studies are reliable, we have not independently verified such data . The industries in which we operate are subject to a high degree of uncertainty, change and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by us including statements regarding projected revenue and margins, new product developments, potential increases in our customer base and deployments, possible mergers and acquisitions activity, and our plans to expand into new markets, countries and categories . Forward - looking statements reflect our current views with respect to future events . The words “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “project,” “estimate,” “plans,” “continuing,” or the negative of these words and similar expressions identify forward - looking statements . These forward - looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward - looking statements . All forward - looking statements involve risks, assumptions and uncertainties, including those set forth in reports and documents that we file from time to time with the United States Securities and Exchange Commission . You should not rely upon forward - looking statements as predictors of future events . The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control . Actual results may differ materially from expected results . These risks, assumptions and uncertainties are not all of the important factors that could cause actual results to differ materially from those expressed in any of our forward - looking statements . Other known as well as unknown or unpredictable factors also could harm our results . All of the forward - looking statements we have included in this presentation are based on information available to us on the date of this presentation . We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward - looking statements, whether as a result of new information, future events or otherwise . In light of these risks, uncertainties and assumptions, the forward - looking events discussed in this presentation might not occur . Any reference to financial projections in this presentation, if any, are for illustrative purposes only and are based upon certain hypothetical assumptions, which we believe are reasonable as of the date of this presentation . The selection of assumptions requires the exercise of judgment and is subject to uncertainty due to the effect that economic or other changes may have on future events . Nasdaq: DUOT | 2 © 2025 - ALL RIGHTS RESERVED |

Nasdaq: DUOT | duostech

Duos Technologies Group Overview

- Duos Technologies Group, Inc. through its wholly owned subsidiaries, Duos Technologies, Duos Edge AI, and Duos Energy Corporation and its 5% holding in APR Energy, designs, develops, deploys, and operates intelligent technology solutions for Machine Vision and Artificial Intelligence ("AI") applications including real-time analysis of fast-moving vehicles, Edge Data Centers and power consulting
- Headquartered in Jacksonville, Florida: went Public in 2015

Duos Technologies Group, Inc.
Nasdaq: DUOT

5% Ownership Stake in APR Energy
Common Senior Management

AMA

Duos Technologies, Inc.

- Provides a broad range of intelligent technology solutions for railroading, logistics, and intermodal transportation
- Technologies include:
  - Railcar inspection portals
  - AI related software related to security, gatehouses, yard management

Duos Energy Corporation

- Specialized Operating Staff for APR Energy
- Offerings include:
  - Design and Engineering
  - Mobilization
  - Special Projects

Duos Edge AI, Inc.

- Specializes in edge data center related solutions
- Offerings include:
  - Cost reduction
  - Enhancing security
  - Increasing reliability
  - Improving performance

Duos Edge AI

- **Rapid EDC Deployment Model:** Modular, scalable Edge Data Centers (EDCs) engineered for fast deployment in underserved and high-growth markets across the U.S.
- **Mission-Driven Edge Infrastructure:** Duos Edge AI delivers high-powered, low-latency Edge Data Centers within 12 miles of end users and 24/7 uptime. Its scalable, rapidly deployable infrastructure empowers underserved communities and sectors like education, healthcare, and rural industries with real-time data processing and seamless IT integration.
- **Proven Leadership & Execution:** Led by industry veteran Doug Recker, with a track record of successful data center ventures and nationwide expansion plans targeting 15 EDCs in 2025.

15
EDCs by 2025

200
EDCs by 2028

$3.0+M to $65 Millon
Expected ARRs (2025-2028)

Duos Edge AI Offerings

COLOCATION	SECURITY	RELIABILITY	SPEED TO MARKET
Cost-effective colocation services anywhere across the US	24/7 secure access | Two factor authentication	Dual back up generators | N+1 facilities | Redundant networks	Lower latency | Direct access to carrier hotels

© 2025 - ALL RIGHTS RESERVED | 3

NEW AGE OF COMPUTING Duos Edge AI A Member of Duos Technologies Group, Inc. (NASDAQ: DUOT) www.duosedge.ai Nasdaq: DUOT © 2025 - ALL RIGHTS RESERVED

▪ Duos Edge AI, Inc. (a subsidiary of Duos Technologies Group, Inc.) develops, owns, and operates multiple Edge Data Center (EDC)s that provide edge co - location services ▪ Outgrowth from extensive Edge Computing experience with the Railcar Inspection Portals ▪ Installation of the first 15 standalone EDCs to be completed in 2025; planning start for additional 50 in 2026 ▪ Led by industry veteran Doug Recker, who previously founded and exited Colo5 (sold to Cologix ) and Edge Presence (sold to Ubiquity); now driving a 150+ site pipeline to scale Duos Edge AI’s national EDC footprint ▪ This line of business expected to generate annual recurring revenue and producing ultimately 70 % gross margins ▪ Expected ARRs $3.0+M to $65M (2025 – 2028) EXECUTIVE SUMMARY 5 © 2025 - ALL RIGHTS RESERVED | Nasdaq: DUOT | 15 EDCs for 2025 - Region 16, Amarillo, TX (1) - Region 3, Victoria, TX (1) - Corpus Christi, TX (2) - Dumas ISD, TX (1) - Region 12 ESC, Waco, TX (1) - West 40 ESC, Westchester, IL (1) - Hereford, ISD, TX (1) - Lubbock, TX (2) - City of Amarillo, TX (1) - Region 14 ESC, Abilene TX (1) - Region 13 ESC, Austin TX (3) West 40 ESC, Westchester, IL

The demand for high - speed connectivity, AI computing, and supporting infrastructure is surging, making edge computing a necessity as traditional cloud data centers cannot meet the latency requirements for devices like 5G phones, connected devices, gaming, streaming services, drone technology, autonomous devices, and AI systems. Key drivers of demand include: MARKET DRIVERS 6 © 2025 - ALL RIGHTS RESERVED | Nasdaq: DUOT | ▪ School districts – more robust networks to allow for improved AWS and Google platform performance ▪ Fiber network providers – colocation and network sharing ▪ Wi - Fi Internet Services provider (WISPs) – allows for redundant networks, local competition, competitive pricing for internet services ▪ Local Government agencies – storage of court records ▪ Healthcare – telehealth, lower latency for real time applications (robotic surgery) ▪ Oil and gas companies – onsite compute ▪ Utility companies – onsite monitoring of power grid and substations ▪ Manufacturing facilities – autonomous robots ▪ Farming and Agriculture – water conservation, herd monitoring and drone applications

DUOS EDGE AI DATA CENTER 7 © 2025 - ALL RIGHTS RESERVED Nasdaq: DUOT |

Nasdaq: DUOT | 8 © 2025 - ALL RIGHTS RESERVED | ENTRYWAY FOR A MODULAR DATA CENTER ( patent ) DUOS EDGE AI DATA CENTER

EDUCATION CASE STUDY – AMARILLO, TX REGION 16 Nasdaq: DUOT | 9 © 2025 - ALL RIGHTS RESERVED | ▪ More Robust Networks ▪ Local Colocation ▪ Better connectivity for Mobile Operators and WISPs ▪ Farming and Agriculture applications ▪ Manufacturing and Distribution applications ▪ Local Government technology advances and opportunities for additional revenue ▪ Local presence for Content Providers/Caching ▪ Potential Job Creation Opportunities Key Benefits for Local Community

Nasdaq: DUOT | duostech

TELECOM CARRIER'S CASE STUDY
UNLOCKING TIER 3 & TIER 4 MARKET POTENTIAL

Market Opportunity

Underserved Tier 3 & 4 regions lack reliable, localized compute infrastructure

Carriers need edge proximity to reduce latency and improve quality of service

Real estate and permitting hurdles delay traditional data center builds

Duos Edge AI Advantage

90-day EDC deployment with modular, high-density design

Within 12 miles of population or device centers – ideal for low-latency service

Always-on power + Tier-ready redundancy ensures telco-grade reliability

Seamless carrier integration without service disruption

Corpus Christi: Scalable Model in Action

Two Edge Data Centers deployed as carrier hubs for South Texas

Supports fiber/network providers serving mobile operators, schools, hospitals, enterprise and local government

Enables AI workloads, private 5G, content delivery, and future tech at the edge

Why Carriers Choose Duos Edge AI

Faster go-to-market vs. building proprietary infrastructure

CAPEX-light model for regional expansion

Enhances customer SLAs and network differentiation in competitive markets

Scalable across 150+ planned locations

Replacing 40–50-year-old IT infrastructure with latest technology

© 2025 - ALL RIGHTS RESERVED |10

PIPELINE FY 2026 Nasdaq: DUOT | 11 © 2025 - ALL RIGHTS RESERVED | Expanding Edge AI Across Rural Texas and Beyond: Empowering Education, Telecommunications, and Secure Municipal Growth in Emerging U.S. Regions ▪ Illinois ▪ Florida ▪ South Carolina ▪ North Carolina ▪ Kentucky ▪ Connecticut ▪ North Dakota ▪ Geogia ▪ Tennessee ▪ Alabama

PLANNED PARTNERSHIPS Nasdaq: DUOT | 12 © 2025 - ALL RIGHTS RESERVED | Fiber & Telecom Providers : Partnering with leading carriers to expand last - mile and regional connectivity through seamless EDC integration Local Government & Educational Entities : Collaborating with municipalities and school districts to deliver low - latency infrastructure that supports smart city initiatives and AI - powered learning environments U.S. - Based Manufacturing Partners : Sourcing modular infrastructure and cooling systems from domestic vendors to ensure quality, speed of deployment, and compliance with "Made in USA" standards Strategic alliances driving scalable edge infrastructure — powered by local connectivity, public sector collaboration, and U.S. - made innovation

MANAGEMENT TEAM FINANCIAL DATA Duos Technologies Group, Inc. Nasdaq: DUOT © 2025 - ALL RIGHTS RESERVED

Nasdaq: DUOT | duostech

BOARD OF DIRECTORS

duostech

Board Composition & Committees

Total Board Members:
5 (4 independent; includes CEO)

Audit Committee:
Ned Mavrommatis (Chair)
James Craig Nixon
Frank A. Longegro

Compensation Committee:
James Craig Nixon (Chair)
Ned Mavrommatis
Frank A. Longegro

Corporate Governance and Nominating Committee:
Ned Mavrommatis (Chair)
James Craig Nixon
Frank A. Longegro



James Craig Nixon
Chairman of the Board

- 29-year U.S. Army veteran; commanded 75th Ranger Regiment; JSOC operations director
- Decorated with Distinguished Service Medal, Silver Star, 3× Bronze Stars, Purple Heart
- CEO of ACADEMI; led Constellis Group to $1B+ revenue and 5× EBITDA growth
- Co-founder, McChrystal Group; CEO of Nixon Six Solutions advisory firm
- Auburn University grad; inductions: Ranger Hall of Fame, AUM Top 50 Alumni



Charles (Chuck) Ferry
CEO & Director

- CEO since Sept 2020; Director since Nov 2020
- 35+ years of military & private-sector leadership
- CEO & COO of APR Energy; VP/GM at ARMA (General Dynamics);
- Director at Lockheed Martin
- Served in Somalia ("Black Hawk Down"), Afghanistan, Iraq; multiple combat awards
- Undergraduate degree from Brigham Young University



Frank A. Lonegro
Independent Director

- Joined Board July 2023
- 30-year leadership career in finance, law, technology & operations
- Currently CEO & President at Landstar Systems (NASDAQ: LSTR)
- Former CFO at CSX (2015–2019) & Beacon Roofing Supply (2020–2024)
- Led major rail safety initiatives, including Positive Train Control at CSX



Ned Mavrommatis
Independent Director

- CFO experience includes Halo Collar (since 2022) and PowerFleet Inc. (NASDAQ: PWFL) 2019–2022, and I.D. Systems, Inc. (NASDAQ: IDSY) from 1999–2019
- Brings over 20 years of experience as a public company finance executive
- CPA with an MBA in Finance (NYU Stern) and BS in Accounting (Baruch College)
- Brings deep audit, financial reporting, and industry expertise to Duos



Brian James
Independent Director

- Proven Entrepreneurial Leader - 20+ years in fiber, data centers & edge infrastructure
- Trusted Partner to Global Tech Leaders - Built startups into multimillion-dollar enterprises
- Track Record of Growth – Partnered with hyperscale & "Magnificent 7" tech leaders
- Strategic Board Experience – Board roles at EdgePresence, Hylan Electric & broadband firms

© 2025 - ALL RIGHTS RESERVED | 14

Nasdaq: **DUOT** | duostech

MANAGEMENT TEAM

duostech



Charles (Chuck) Ferry
Chief Executive Officer
APR Energy, Exe. Chairman & CEO

- **Over 35 years of military and private-sector leadership**
  - *Previously CEO for APR Energy*
  - *Previously GM for ARMA Global*
- **26 years Army Enlisted, NCO Combat Veteran**
  - *Infantry, Ranger, and Special Operations Commander*

Adrian Goldfarb
Chief Financial Officer

45+ years of experience in commercial, operational, and financial positions in technology companies including over 18 years as CFO of public companies.





Doug Recker
Duos Technologies Group, Inc. President
Duos Edge AI, Founder & President

30+ years of delivering multi-access Edge Data Center ("EDC") and colocation services. SME in telecommunications, managing, designing, implementing, and deploying EDC infrastructure across the US.

Leah Brown
Sr. VP of Accounting

25+ years of experience in accounting, finance, program oversight, and strategic planning, including various financial positions at a Fortune 500 company in the transportation sector.





Jeff Necciai
Chief Technology Officer

35+ years of experience in designing, developing, and delivering value-driven technology solutions across a wide range of industries. Former CTO for Nascent Technologies.

© 2025 - ALL RIGHTS RESERVED | 15

16 © 2025 - ALL RIGHTS RESERVED | CONSOLIDATED INCOME STATEMENT Q2 YTD 2025 (Unaudited) (in ‘000s) (except EPS (LPS)) $10,688 Revenues $7,855 Cost of Revenues $2,833 Gross Margin $8,063 Operating Expenses ($5,230) Income (Loss) from Operations ($367) Total Other Income (Expense) ($5,597) Net Income (Loss) ($0.48) EPS (LPS) 11,620 Weighted Average Shares Outstanding Nasdaq: DUOT |

17 © 2025 - ALL RIGHTS RESERVED | BALANCE SHEET (SELECTED DATA) June 30, 2025, 10 - Q (Unaudited) (in ‘000s) $4,776 Current Assets $3,812 Cash, A/R, Contract Assets (1) $13,072 Current Liabilities $8,317 Contract Liabilities (2) $1,305 Debt $1,474 Cash $520 Adjusted Working Capital (3) $4,733 Stockholders' Equity (1) Contract Assets become A/R as projects complete milestones (2) Contract Liabilities reduce as project milestones completed (excludes data provision contract liabilities) (3) Considers that $5 million advance is fully earned per AMA Nasdaq: DUOT |

18 © 2025 - ALL RIGHTS RESERVED | CAPITAL STRUCTURE As of 10/17/25  All share counts represent "Common Stock or Equivalents" 18,307,218  Common Stock 2,014,398  Restricted Common Stock 375,276 Warrants 485,125 Options 333,000  Series D Convertible Preferred 4,789,273 Series E Convertible Preferred 26,304,290  Total Share Count Fully Diluted $141.3M  Market Capitalization ( October 17 $7.72 ) Nasdaq: DUOT |

THANK YOU DUOS TECHNOLOGIES GROUP, INC. Corporate FEI KWONG | Dir. Corp. Communication 904.652.1625 | fk@duostech.com Investor Relations DUOT@duostech.com Nasdaq: DUOT © 2025 - ALL RIGHTS RESERVED